UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7994

Western Asset Global Partners Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2011

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 28, 2011

Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

(GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Partners Income Fund Inc.

Fund objectives

The Fund’s investment objective is to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	26

Statement of operations	27

Statements of changes in net assets	28

Statement of cash flows	29

Financial highlights	30

Notes to financial statements	31

Board approval of management and subadvisory agreements	46

Additional shareholder information	53

Dividend reinvestment and cash purchase plan	54

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Partners Income Fund Inc. for the six-month reporting period ended February 28, 2011. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Western Asset Global Partners Income Fund Inc.	III

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the six months ended February 28, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%.

Turning to the job market, the unemployment rate moved lower during the last three months of the reporting period, though it remained elevated. The unemployment rate fell to 9.4% in December 2010 and 9.0% in January 2011. It then dipped to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in February 2011 that approximately 13.7 million Americans looking for work have yet to find a job, and almost 44% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined 9.6% in February and the inventory of unsold homes was an 8.6 month supply at the current sales level, versus a 7.5 month supply in January. In addition, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $156,100 in February 2011, down 5.2% from February 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown nineteen consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), PMI data indicated somewhat more modest growth during

IV	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4.

Outside of the U.S., economic news was largely dominated by the sovereign debt crisis in Europe. In May, the European Union (“EU”) and International Monetary Fund (“IMF”) announced a €750 billion ($955 billion) plan to aid fiscally troubled Eurozone countries. Investors were initially skeptical that the bailout plan would be sufficient to stem the contagion of the debt crisis to other peripheral European countries. However, the debt crisis largely moved to the back burner until November 2010, when Ireland’s economic issues took center stage and resulted in another rescue package from the EU and IMF. Given the headwinds associated with the sovereign debt crisis, GDP growth in the Eurozone was a modest 1.7% in 2010. Japan’s economy performed better, as it expanded 3.9% in 2010. In contrast, many emerging market countries are experienced very strong economic growth. China’s economy expanded 10.3% in 2010 and the IMF projected that India’s economy grew 9.7% in 2010.

Financial market overview

The financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds during the first two months of the reporting period. The markets then experienced a sharp sell-off in mid-November and again in mid-February 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary as risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating in the middle of 2010 (prior to the beginning of the reporting period), the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in March 2011, the Fed said it “will maintain the target range for the federal funds rateiv at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant

Western Asset Global Partners Income Fund Inc.	V

exceptionally low levels for the federal funds rate for an extended period.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) kept interest rates at 1.0% during the reporting period. The ECB has kept rates at this historic low since the middle of 2009. A similar stance was taken by the Bank of England, as it kept rates on hold at 0.5% during the period. Japan, however, cut rates in October 2010 from 0.1% to a range of zero to 0.1%, the lowest level since 2006. In contrast, a number of emerging market countries, including China, India and Brazil, raised interest rates during the reporting period in an effort to ward off inflation.

Fixed-income market review

After producing mixed results in August (prior to the beginning of the reporting period), most spread sectors (non-Treasuries) rallied in September and October. This turnaround was triggered by the Fed indicating the possibility of another round of quantitative easing. The spread sectors started to weaken toward the middle of November as financial troubles in Ireland resulted in a re-emergence of the European sovereign debt crisis. While several spread sectors largely regained their footing during the second half of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, and geopolitical unrest in Egypt and Libya.

Both short- and long-term Treasury yields fluctuated but, overall, moved higher during the six months ended February 28, 2011. When the period began, two- and ten-year Treasury yields were 0.47% and 2.47%, respectively. Treasury yields initially moved lower, with two-year Treasuries hitting their low for the period of 0.33% on November 4, 2010. Ten-year Treasuries reached their trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. On February 14, 2011, two-year Treasury yields peaked at 0.87%, while ten-year Treasuries peaked at 3.75% on February 8, 2011. Treasury yields then declined as investor risk aversion increased given the uprising in Libya. When the period ended on February 28, 2011, two- and ten-year Treasury yields were 0.69% and 3.42%, respectively. For the six months ended February 28, 2011, the Barclays Capital U.S. Aggregate Indexv returned -0.83%. In comparison, the Barclays Capital Global Aggregate Index (Hedged)vi returned -1.97% over the same time frame.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010, when risk aversion rose sharply. The high-yield market was supported by better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 10.05% for the six months ended February 28, 2011.

After producing strong results during the first two months of the reporting period, the emerging market debt asset class gave back its gains as the period progressed. Initially, emerging market debt performed well given strong economic growth in many emerging market countries, solid domestic demand and generally robust investor demand for the asset class. However, during most of the remainder of the period, investor concerns regarding

VI	Western Asset Global Partners Income Fund Inc.

Investment commentary (cont’d)

interest rate hikes in China and unrest in Tunisia, Egypt and Libya dragged the asset class down. All told, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -0.45% over the six months ended February 28, 2011.

Performance review

For the six months ended February 28, 2011, Western Asset Global Partners Income Fund Inc. returned 9.29% based on its net asset value (“NAV”)ix and 4.19% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index and the EMBI Global, returned 10.05% and -0.45%, respectively, for the same period. The Lipper Global Income Closed-End Funds Category Averagex returned 7.07% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.57 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2011. Past performance is no guarantee of future results.

Performance Snapshot as of February 28, 2011 (unaudited)

Price Per Share	6-Month Total Return*
$12.11 (NAV)	9.29%
$12.48 (Market Price)	4.19%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2011

Western Asset Global Partners Income Fund Inc.	VII

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

i               Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii            The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii         The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv          The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v             The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi          The Barclays Capital Global Aggregate Index (Hedged) is a broad-based bond index that measures a wide spectrum of global government, government-related agencies, corporate and securitized fixed-income investments, all with maturities greater than one year.

vii       The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii    The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix           Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x              Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†            The bar graph above represents the composition of the Fund’s investments as of February 28, 2011 and August 31, 2010 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

*           Prior year percentage have been restated to reflect current period classifications.

2	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — February 28, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	—	Emerging Markets
GDF	—	Western Asset Global Partners Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar
50% BC/50% JPM EMBI	—	50% Barclays Capital U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — February 28, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

EM	—	Emerging Markets
GDF	—	Western Asset Global Partners Income Fund Inc.
HY	—	High Yield
IG Credit	—	Investment Grade Credit
Non-$	—	Non-U.S. Dollar
50% BC/50% JPM EMBI	—	50% Barclays Capital U.S. HY (2% constrained), 50% JPMorgan Emerging Markets Bond Index Global

4	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 69.5%
Consumer Discretionary — 14.6%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	$ 739,998	(a)‡
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	160,000	EUR	241,215	(a)
Total Auto Components					981,213
Automobiles — 0.5%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	240,000		247,951	‡
Motors Liquidation Co., Senior Notes	7.200%	1/15/11	930,000		297,600	(b)
Motors Liquidation Co., Senior Notes	8.375%	7/15/33	1,505,000		507,937	(c)
Total Automobiles					1,053,488
Diversified Consumer Services — 0.5%
Realogy Corp., Senior Secured Notes	7.875%	2/15/19	170,000		171,488	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	180,000		176,850
Sotheby’s, Senior Notes	7.750%	6/15/15	520,000		575,900	‡
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	195,000		205,238	‡
Total Diversified Consumer Services					1,129,476
Hotels, Restaurants & Leisure — 4.5%
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	210,000		221,550	(a)‡
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	100,000		96,250
CCM Merger Inc., Notes	8.000%	8/1/13	370,000		375,550	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	10.750%	1/15/17	510,000		535,500	(a)(d)
Codere Finance Luxembourg SA, Senior Notes	8.250%	6/15/15	292,000	EUR	415,537	(a)
Downstream Development Quapaw, Senior Notes	12.000%	10/15/15	460,000		485,300	(a)‡
Dunkin Finance Corp., Senior Notes	9.625%	12/1/18	120,000		122,100	(a)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	650,000		588,250	‡
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	205,000		213,200	‡
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	737,433
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	801,000		669,836
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,414,000		1,403,395	‡
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	1.250%	11/30/20	749,000		393,225	(a)(d)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	333,000		318,015	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	280,000		279,300	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	320,000		348,800	‡

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	5

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	50,000		$ 54,500	(a)
MGM MIRAGE Inc., Senior Notes	5.875%	2/27/14	590,000		567,875
MGM MIRAGE Inc., Senior Notes	6.625%	7/15/15	70,000		66,850
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	40,000		45,000
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	95,000		109,962
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	1,030,000		888,375	‡
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	55,000		40,287
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	310,000		337,125	(a)‡
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	500,000		593,125	‡
Pinnacle Entertainment Inc., Senior Notes	8.625%	8/1/17	250,000		275,625	‡
Sbarro Inc., Senior Notes	10.375%	2/1/15	695,000		198,075	(c)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	290,000		266,075	(a)(e)
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	10,000		10,050	(a)
Station Casinos Inc., Senior Notes	6.000%	4/1/12	735,000		74	(c)(f)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	185,000		19	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.500%	2/1/14	475,000		48	(c)(f)
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	50,000		5	(c)(f)
Total Hotels, Restaurants & Leisure					10,656,311
Household Durables — 0.6%
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	401,000	GBP	677,961	(a)‡
DFS Furniture Holdings PLC, Senior Secured Notes	9.750%	7/15/17	180,000	GBP	304,321	(a)
DirectBuy Holdings Inc., Senior Secured Notes	12.000%	2/1/17	230,000		216,200	(a)
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	260,000		275,600	(a)‡
Total Household Durables					1,474,082
Household Products — 0.1%
YCC Holdings LLC/Yankee Finance Inc., Senior Notes	10.250%	2/15/16	260,000		269,100	(a)(d)
Internet & Catalog Retail — 0.4%
Netflix Inc., Senior Notes	8.500%	11/15/17	360,000		409,500	‡
QVC Inc., Senior Secured Notes	7.375%	10/15/20	535,000		569,775	(a)‡
Total Internet & Catalog Retail					979,275

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Leisure Equipment & Products — 0.3%
Cirsa Funding Luxembourg SA, Senior Notes	8.750%	5/15/18	470,000	EUR	$ 676,952	(a)
Media — 3.8%
Affinity Group Inc., Senior Secured Notes	11.500%	12/1/16	180,000		186,750	(a)
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	27,381		33,302
Cengage Learning Acquisitions Inc., Senior Subordinated Notes	13.250%	7/15/15	780,000		834,600	(a)‡
CSC Holdings LLC, Senior Notes	8.500%	6/15/15	210,000		231,000	‡
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		31,875
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		310,294	‡
Globo Communicacoes e Participacoes SA, Bonds	7.250%	4/26/22	100,000		108,000	(a)
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	950,000		1,015,396
Grupo Televisa SA, Senior Notes	6.625%	3/18/25	1,150,000		1,281,135
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	830,000		966,950	(g)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	540,000		586,575	(a)‡
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	150,000		162,000	(a)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	400,000	EUR	596,138	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	100,000	EUR	144,205	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	190,000		199,025	(a)
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	150,000		164,250	(a)‡
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	370,000		398,675	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	550,000		550,687	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	180,000		200,700	(a)‡
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	150,000		160,875
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	650,000	EUR	964,240	(a)‡
Total Media					9,126,672
Multiline Retail — 0.2%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	570,000		527,250
Specialty Retail — 1.8%
American Greetings Corp., Senior Notes	7.375%	6/1/16	790,000		819,625	‡
American Greetings Corp., Senior Notes	7.375%	6/1/16	75,000		74,812
American Greetings Corp., Senior Notes	7.375%	6/1/16	50,000		49,875
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	1,124,228	(a)
Michaels Stores Inc., Senior Notes	7.750%	11/1/18	90,000		93,375	(a)
Michaels Stores Inc., Senior Subordinated Bonds	11.375%	11/1/16	350,000		384,125	‡

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	7

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — continued
Michaels Stores Inc., Senior Subordinated Notes, step bond	0.000%	11/1/16	1,010,000		$ 1,032,725	‡
PETCO Animal Supplies Inc., Senior Notes	9.250%	12/1/18	570,000		618,450	(a)‡
Total Specialty Retail					4,197,215
Textiles, Apparel & Luxury Goods — 1.5%
Boardriders SA, Senior Notes	8.875%	12/15/17	700,000	EUR	1,050,487	(a)
Burlington Coat Factory Warehouse Corp., Senior Notes	10.000%	2/15/19	220,000		223,300	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	80,000		84,000	(a)
Express LLC/Express Finance Corp., Senior Notes	8.750%	3/1/18	380,000		410,875	‡
Giraffe Acquisition Corp., Senior Notes	9.125%	12/1/18	520,000		533,000	(a)‡
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	725,000		819,250
Phillips-Van Heusen Corp., Senior Notes	7.375%	5/15/20	300,000		321,000	‡
Total Textiles, Apparel & Luxury Goods					3,441,912
Total Consumer Discretionary					34,512,946
Consumer Staples — 0.7%
Food Products — 0.6%
Blue Merger Sub Inc., Senior Secured Notes	9.000%	12/15/17	200,000		217,000	(a)
Del Monte Foods Co., Senior Notes	7.625%	2/15/19	510,000		517,650	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	630,000		681,975	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	91,000		107,835
Total Food Products					1,524,460
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	160,000		166,000	‡
Total Consumer Staples					1,690,460
Energy — 14.8%
Energy Equipment & Services — 1.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	425,000		451,563	‡
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	360,000		367,200	‡
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	450,000		448,875	(a)‡
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	565,000		617,262
Laredo Petroleum Inc., Senior Notes	9.500%	2/15/19	300,000		315,000	(a)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	400,000		432,000	‡
Precision Drilling Corp., Senior Notes	6.625%	11/15/20	270,000		279,450	(a)
Total Energy Equipment & Services					2,911,350

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 13.6%
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	985,000	$ 980,075	‡
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	320,000	372,800	‡
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	10,000	10,325
Calfrac Holdings LP, Senior Notes	7.500%	12/1/20	200,000	205,500	(a)
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	25,000	27,688
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	500,000	527,500	‡
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	420,000	446,250	‡
Concho Resources Inc., Senior Notes	7.000%	1/15/21	90,000	94,500
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	531,600	(a)
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	758,034	731,503	(a)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	250,000	276,875	‡
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	356,000	397,830	‡
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	655,259	692,433	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,000,000	1,162,500
El Paso Corp., Notes	7.875%	6/15/12	328,000	347,520
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	370,000	402,837	‡
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	250,000	269,981	(e)‡
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	260,000	271,418	(e)‡
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	690,000	688,275	‡
Goodrich Petroleum Corp., Senior Notes	8.875%	3/15/19	170,000	169,787	(a)
KazMunaiGaz Finance Sub BV, Senior Notes	8.375%	7/2/13	1,340,000	1,482,442	(a)
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	8.625%	4/15/20	370,000	414,400	(a)‡
Linn Energy LLC/Linn Energy Finance Corp., Senior Notes	7.750%	2/1/21	330,000	352,275	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	8.750%	4/15/18	330,000	363,000	‡
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	180,000	180,000
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	540,000	579,150	(a)‡
Novatek Finance Ltd., Notes	6.604%	2/3/21	460,000	477,250	(a)
Offshore Group Investments Ltd., Senior Secured Notes	11.500%	8/1/15	810,000	911,250	(a)‡
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	395,000	396,975	‡
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	470,000	502,900	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	246,000	263,220	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	9

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	7.375%	11/1/16	220,000	$ 249,700	‡
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	330,000	371,250
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	870,000	905,070
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	390,000	401,055
Petroleos Mexicanos, Notes	8.000%	5/3/19	4,280,000	5,103,900
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	477,750	(a)
Petronas Capital Ltd.	5.250%	8/12/19	1,730,000	1,849,822	(a)(g)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	729,000	781,081	(a)
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	470,000	470,000	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	325,000	370,500	‡
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	330,000	370,425
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	110,000	121,275	(a)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	590,000	691,775	‡
Quicksilver Resources Inc., Senior Notes	9.125%	8/15/19	60,000	63,900
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	10,000	11,063
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	570,000	642,417	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	600,000	640,987	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	370,000	390,350
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	502,726	(a)
SandRidge Energy Inc., Senior Toggle Notes	8.625%	4/1/15	160,000	167,200	(d)‡
Stone Energy Corp., Senior Notes	8.625%	2/1/17	270,000	282,825	‡
Teekay Corp., Senior Notes	8.500%	1/15/20	615,000	664,969
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000	167,437	(a)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	1,160,000	1,321,008	(a)
Venoco Inc., Senior Notes	8.875%	2/15/19	170,000	172,762	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	20,000	21,400
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	310,000	323,175
Total Oil, Gas & Consumable Fuels				32,065,881
Total Energy				34,977,231

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 5.4%
Capital Markets — 0.1%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		$ 308,446	‡
Commercial Banks — 1.1%
BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes	5.625%	3/8/35	300,000		260,900	‡
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	260,000		244,066	(a)
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	620,000		632,400	(a)‡
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	289,046		292,298	‡
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/17	242,664		245,090	‡
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	290,000		309,575	(a)(e)(h)‡
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	186,000		185,224	(a)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		129,295	(a)(e)
NB Capital Trust II, Junior Subordinated Notes	7.830%	12/15/26	80,000		81,400
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		184,000	(e)(h)
Total Commercial Banks					2,564,248
Consumer Finance — 1.4%
Ally Financial Inc., Debentures	0.000%	6/15/15	1,150,000		895,562
Ally Financial Inc., Senior Bonds	0.000%	12/1/12	400,000		374,612
Ally Financial Inc., Senior Notes	7.500%	9/15/20	710,000		780,112	(a)‡
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	43,000		47,945
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	604,677	‡
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	210,000		231,318
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	230,000		244,483	‡
Total Consumer Finance					3,178,709
Diversified Financial Services — 2.4%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	200,000		229,250	(a)‡
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	310,000		338,675	‡
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	130,000		137,637
International Lease Finance Corp., Medium-Term Notes	6.375%	3/25/13	350,000		366,625	‡
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	460,000		472,075
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		1,122,100	‡
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	403,200	EUR	623,163	(a)‡
Leucadia National Corp., Senior Notes	7.125%	3/15/17	140,000		147,700	‡
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	250,000		255,625	‡

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	11

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
Midwest Gaming Borrower LLC/Midwest Finance Corp., Senior Secured Notes	11.625%	4/15/16	140,000		$ 149,800	(a)‡
Polish Television Holding BV, Senior Secured Bonds	11.000%	5/15/17	300,000	EUR	454,618	(a)(i)
Residential Capital LLC, Junior Secured Notes	9.625%	5/15/15	280,000		284,200
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		356,343	(a)
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	500,000	EUR	691,269	(a)
Total Diversified Financial Services					5,629,080
Insurance — 0.4%
American International Group Inc., Senior Notes	8.250%	8/15/18	450,000		538,966
ING Capital Funding Trust III, Junior Subordinated Bonds	3.903%	6/30/11	100,000		96,421	(e)(h)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		270,625	(a)
Total Insurance					906,012
Total Financials					12,586,495
Health Care — 2.6%
Health Care Equipment & Supplies — 0.1%
Biomet Inc., Senior Notes	10.000%	10/15/17	20,000		22,375
Biomet Inc., Senior Toggle Notes	10.375%	10/15/17	170,000		191,038	(d)‡
Total Health Care Equipment & Supplies					213,413
Health Care Providers & Services — 1.9%
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	300,000		315,375
Aviv Healthcare Properties LP, Senior Notes	7.750%	2/15/19	80,000		83,800	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	1,080,000		1,088,100
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		184,200	(a)‡
HCA Holdings Inc., Senior Notes	7.750%	5/15/21	240,000		253,800	(a)‡
HCA Inc., Senior Secured Notes	9.625%	11/15/16	515,000		560,062	(d)‡
Labco SAS, Senior Secured Notes	8.500%	1/15/18	230,000	EUR	324,530	(a)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	491,000		579,380	‡
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	635,000		666,750	(d)‡
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	370,000		382,025	‡
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	190,000		123,500	(a)
Total Health Care Providers & Services					4,561,522

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	$ 991,597	(a)‡
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	290,000		299,425	(a)
Total Pharmaceuticals					1,291,022
Total Health Care					6,065,957
Industrials — 7.2%
Aerospace & Defense — 0.8%
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	530,000		569,087	‡
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	270,000		305,775
Triumph Group Inc., Senior Notes	8.625%	7/15/18	360,000		398,700	‡
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	560,000		582,400	(a)‡
Total Aerospace & Defense					1,855,962
Airlines — 1.3%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	190,000		190,000	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	53,559		53,827
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,749		5,034
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	8.312%	4/2/11	48,059		48,299
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	478,231		483,013	‡
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	300,000		309,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	950,000		1,004,625	(a)‡
Delta Air Lines, Secured Notes	6.375%	1/2/16	190,000		189,050
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	199,064		208,619
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	162,323		175,309
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	166,000		181,770	(a)‡
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	144,000		157,320	(a)‡
Total Airlines					3,006,616
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	174,200		114,101	(a)(f)
GTL Trade Finance Inc., Senior Notes	7.250%	10/20/17	231,000		257,854	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	200,000		212,000	(a)
Total Building Products					583,955

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	13

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Services & Supplies — 1.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	470,000	$ 533,450	‡
ACCO Brands Corp., Senior Subordinated Notes	7.625%	8/15/15	150,000	153,562	‡
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	50,000	53,438	(a)
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	780,000	842,400	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	320,000	350,400	(a)
Garda World Security Corp., Senior Notes	9.750%	3/15/17	190,000	205,200	(a)‡
Geo Group Inc., Senior Notes	7.750%	10/15/17	455,000	487,419
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	340,000	361,250	(a)
Total Commercial Services & Supplies				2,987,119
Construction & Engineering — 0.4%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	350,000	348,250	(a)
Odebrecht Finance Ltd., Senior Notes	7.500%	10/18/17	140,000	152,250	(a)
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	550,000	596,750	(a)
Total Construction & Engineering				1,097,250
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	400,000	392,000	(a)‡
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	240,000	265,200	‡
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	630,000	659,925	(a)
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., Senior Notes	8.125%	2/15/19	180,000	180,900	(a)
Trico Shipping AS, Senior Secured Notes	11.875%	11/1/14	550,935	449,012	(a)(c)
Total Marine				1,289,837
Road & Rail — 1.5%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	370,000	371,850	(a)(d)
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	480,000	504,000	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	496,000	515,840	(a)(i)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	740,000	906,500
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	85,000	93,287
Kansas City Southern de Mexico, Senior Notes	6.625%	12/15/20	100,000	102,750	(a)
Kansas City Southern Railway, Senior Notes	13.000%	12/15/13	49,000	58,800
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	85,000	92,650
Quality Distribution LLC/QD Capital Corp., Senior Secured Notes	9.875%	11/1/18	460,000	485,300	(a)‡

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	362,000	$ 402,725	‡
Total Road & Rail				3,533,702
Trading Companies & Distributors — 0.3%
Ashtead Holdings PLC, Senior Secured Notes	8.625%	8/1/15	175,000	183,750	(a)‡
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	455,000	474,338
Total Trading Companies & Distributors				658,088
Transportation — 0.5%
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	710,000	782,775	(a)‡
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	440,000	458,700	(a)‡
Total Transportation				1,241,475
Transportation Infrastructure — 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	150,000	156,375	(a)
Total Industrials				17,067,579
Information Technology — 2.4%
Communications Equipment — 0.3%
Lucent Technologies Inc., Debentures	6.450%	3/15/29	880,000	770,000	‡
Electronic Equipment, Instruments & Components — 0.4%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	850,000	975,375	(a)‡
IT Services — 1.0%
Ceridian Corp., Senior Notes	12.250%	11/15/15	473,925	505,915	(d)‡
First Data Corp., Senior Notes	5.625%	11/1/11	1,500,000	1,507,500
Interactive Data Corp., Senior Notes	10.250%	8/1/18	230,000	256,737	(a)‡
Total IT Services				2,270,152
Semiconductors & Semiconductor Equipment — 0.7%
CDW LLC/CDW Finance Corp., Senior Notes	11.000%	10/12/15	180,000	196,650	‡
CDW LLC/CDW Finance Corp., Senior Notes	11.500%	10/12/15	140,000	152,600	(d)
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	120,000	139,200	(a)
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	140,000	156,800	(a)‡
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	620,000	672,700	‡
Freescale Semiconductor Inc., Senior Toggle Notes	9.125%	12/15/14	92,444	97,067	(d)
STATS ChipPAC Ltd., Senior Notes	7.500%	8/12/15	244,000	267,485	(a)
Total Semiconductors & Semiconductor Equipment				1,682,502
Total Information Technology				5,698,029

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	15

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Materials — 9.3%
Chemicals — 1.5%
Ashland Inc., Senior Notes	9.125%	6/1/17	55,000		$ 64,247	‡
CF Industries Inc., Senior Notes	7.125%	5/1/20	230,000		258,750	‡
FMC Finance III SA, Senior Notes	6.875%	7/15/17	750,000		794,062
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	340,000		379,950	(a)‡
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	9.000%	11/15/20	230,000		245,237	(a)‡
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	310,000		341,775	(a)‡
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	268,000	EUR	421,602	(a)‡
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	413,000		465,916	(a)‡
Solutia Inc., Senior Notes	8.750%	11/1/17	5,000		5,556
Solutia Inc., Senior Notes	7.875%	3/15/20	310,000		342,550	‡
Texas Petrochemical Corp. Group LLC, Senior Secured Notes	8.250%	10/1/17	210,000		223,913	(a)
Total Chemicals					3,543,558
Containers & Packaging — 2.2%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	420,000		463,050	(a)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,476,546	(a)
Berry Plastics Corp., Senior Secured Notes	9.500%	5/15/18	80,000		80,600
Berry Plastics Corp., Senior Secured Notes	9.750%	1/15/21	140,000		141,050	(a)
Nordenia Holdings GMBH, Senior Secured Bonds	9.750%	7/15/17	477,000	EUR	740,516	(a)(i)‡
Radnor Holdings Inc., Senior Notes	11.000%	3/15/10	325,000		0	(b)(f)(i)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.000%	4/15/19	410,000		429,475	(a)‡
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	8.250%	2/15/21	370,000		372,775	(a)
Rock-Tenn Co., Senior Notes	9.250%	3/15/16	200,000		221,000	‡
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	10,000		10,250	‡
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	500,000		484,250	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	590,000		634,250	(a)(f)‡
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	20,000		21,500	(a)(f)
Total Containers & Packaging					5,075,262
Metals & Mining — 3.8%
Atkore International Inc., Senior Secured Notes	9.875%	1/1/18	200,000		218,750	(a)
China Oriental Group Co. Ltd.	7.000%	11/17/17	490,000		480,200	(a)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		237,037	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		286,875	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		265,625	(a)
Evraz Group SA, Notes	8.875%	4/24/13	520,000		569,400	(a)

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Evraz Group SA, Notes	8.875%	4/24/13	220,000		$ 240,350	(a)
Evraz Group SA, Notes	8.250%	11/10/15	130,000		141,895	(a)
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	100,000		102,000	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	80,000		83,400	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	750,000		776,250	(a)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	210,000	EUR	312,973	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	510,000		564,825	(a)‡
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		344,202	‡
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	810,000		433,350	‡
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		206,368	‡
Southern Copper Corp., Senior Notes	6.750%	4/16/40	230,000		240,172	‡
Vale Overseas Ltd., Notes	8.250%	1/17/34	460,000		563,736
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,757,000		1,891,337	(g)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	920,000		984,400	(a)‡
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		110,620	(a)
Total Metals & Mining					9,053,765
Paper & Forest Products — 1.8%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	527,000		498,015
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	432,000		489,644
China Forestry Holdings Co., Ltd., Senior Secured Bonds	7.750%	11/17/15	490,000		252,350	(a)(f)‡
Empresas CMPC SA, Notes	4.750%	1/19/18	250,000		241,225	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	240,000		256,800	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	250,000		247,768	(a)
Neenah Paper Inc., Senior Notes	7.375%	11/15/14	41,000		42,076
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	660,000		661,650	‡
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	150,000		173,496	(a)
Sino-Forest Corp., Notes	6.250%	10/21/17	360,000		352,800	(a)‡
Sino-Forest Corp., Senior Bonds	10.250%	7/28/14	630,000		718,200	(a)‡
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	220,000		207,900
Verso Paper Holdings LLC, Senior Secured Notes	8.750%	2/1/19	190,000		199,500	(a)
Total Paper & Forest Products					4,341,424
Total Materials					22,014,009
Telecommunication Services — 7.5%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	1,363,000		1,298,257	(a)
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	730,000		697,150	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	17

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	356,000		$ 344,430	(a)
Cincinnati Bell Inc., Senior Notes	8.375%	10/15/20	240,000		237,600
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		39,750
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	380,000		395,200	(a)
ERC Ireland Preferred Equity Ltd., Senior Notes	8.093%	2/15/17	1,398,294	EUR	167,589	(a)(d)(e)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	580,000		626,400	(a)‡
Intelsat Jackson Holdings Ltd., Senior Notes	11.500%	6/15/16	1,090,000		1,169,025
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	535,000		555,062	‡
Primus Telecommunications Group Inc., Senior Subordinated Secured Notes	14.250%	5/20/13	70,000		70,963	(d)
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		206,448	(a)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	156,000	EUR	234,647	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	132,000	EUR	194,449	(a)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		368,220	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	380,000		409,450
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	480,000		530,400	(a)
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	520,000		564,876	(a)
Vimpel Communications, Notes	6.493%	2/2/16	250,000		259,075	(a)
VIP Finance Ireland Ltd. for OJSC Vimpel Communications, Loan Participation Notes, Secured Notes	8.375%	4/30/13	248,000		269,796	(a)
West Corp., Senior Notes	8.625%	10/1/18	350,000		372,750	(a)
West Corp., Senior Notes	7.875%	1/15/19	470,000		483,513	(a)‡
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	200,000		230,500	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	200,000		207,000	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	473,787		556,700	(a)(d)
Windstream Corp., Senior Notes	8.625%	8/1/16	80,000		85,000
Windstream Corp., Senior Notes	7.750%	10/15/20	210,000		218,663
Total Diversified Telecommunication Services					10,792,913
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	460,000		504,299
Buccaneer Merger Sub Inc., Senior Notes	9.125%	1/15/19	425,000		461,125	(a)‡
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		596,700	(a)
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	290,000		307,762

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,025,000	$ 2,116,125	‡
True Move Co., Ltd.	10.375%	8/1/14	670,000	716,900	(a)
True Move Co., Ltd., Notes	10.750%	12/16/13	2,010,000	2,160,750	(a)
Total Wireless Telecommunication Services				6,863,661
Total Telecommunication Services				17,656,574
Utilities — 5.0%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	653,400	‡
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	420,000	411,600	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	450,000	499,500	(a)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	180,000	199,800	(a)
EEB International Ltd., Senior Bonds	8.750%	10/31/14	560,000	606,200	(a)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	317,100	(a)
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	700,000	749,000	‡
Total Electric Utilities				3,436,600
Gas Utilities — 0.3%
Ferrellgas LP/Ferrellgas Finance Corp., Senior Notes	6.500%	5/1/21	310,000	303,800	(a)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	84,102
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	330,000	354,750	‡
Total Gas Utilities				742,652
Independent Power Producers & Energy Traders — 3.0%
AES Corp., Senior Notes	9.750%	4/15/16	500,000	583,750	‡
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	200,000	212,500	(a)‡
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	600,000	616,500	(a)‡
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	320,000	329,200	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	390,000	393,334	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	280,000	272,300	‡
Edison Mission Energy, Senior Notes	7.750%	6/15/16	340,000	306,000	‡
Edison Mission Energy, Senior Notes	7.625%	5/15/27	200,000	147,000
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,351,000	1,128,085	‡
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	679,350	558,765	(d)‡
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	810,000	874,800	(a)‡
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	1,530,000	1,598,850	‡
NRG Energy Inc., Senior Notes	7.375%	1/15/17	165,000	174,281	‡
Total Independent Power Producers & Energy Traders				7,195,365

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	19

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multi-Utilities — 0.2%
E-CL SA, Notes	5.625%	1/15/21	260,000	$ 256,138	(a)
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	200,000	227,000	(a)
Total Multi-Utilities				483,138
Total Utilities				11,857,755
Total Corporate Bonds & Notes (Cost — $153,837,128)				164,127,035
Collateralized Senior Loans — 1.1%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.1%
CityCenter Holdings LLC, Term Loan	0.000%	1/13/15	100,000	101,312	(j)
Media — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	1,000,000	1,108,125	(j)
Energy — 0.1%
Energy Equipment & Services — 0.1%
Turbo Beta Ltd., Term Loan	14.500%	3/15/18	837,798	221,849	(c)(f)(i)(j)
Telecommunication Services — 0.3%
Wireless Telecommunication Services — 0.3%
Vodafone Group PLC, Term Loan	6.875%	8/11/15	775,495	783,250	(j)
Utilities — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Holdings, Term Loan B3	3.764 - 3.803%	10/10/14	336,522	283,856	(j)
Total Collateralized Senior Loans (Cost — $2,986,560)				2,498,392
Convertible Bonds & Notes — 0.7%
Consumer Discretionary — 0.3%
Media — 0.3%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	770,000	785,400	(a)(i)
Industrials — 0.4%
Marine — 0.4%
Horizon Lines Inc., Senior Notes	4.250%	8/15/12	970,000	904,525	‡
Materials — 0.0%
Chemicals — 0.0%
Hercules Inc.	6.500%	6/30/29	100,000	78,750
Total Convertible Bonds & Notes (Cost — $1,414,196)				1,768,675
Sovereign Bonds — 25.6%
Argentina — 2.7%
Republic of Argentina, Discount Notes	8.280%	12/31/33	1,365,999	1,181,589	(g)
Republic of Argentina, GDP Linked Securities, Senior Bonds	1.330%	12/15/35	5,670,000	867,510	(e)
Republic of Argentina, Senior Bonds	7.000%	9/12/13	3,321,000	3,429,763

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Argentina — continued
Republic of Argentina, Senior Bonds	7.000%	10/3/15	485,000		$ 460,750
Republic of Argentina, Senior Notes	8.750%	6/2/17	450,000		455,625
Total Argentina					6,395,237
Brazil — 4.2%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	428,000	BRL	241,413
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,439,000	BRL	4,035,888
Federative Republic of Brazil	7.125%	1/20/37	427,550		506,647
Federative Republic of Brazil, Collective Action Securities	8.750%	2/4/25	685,000		924,750
Federative Republic of Brazil, Collective Action Securities	8.000%	1/15/18	3,342,889		3,936,251	(g)
Federative Republic of Brazil, Senior Notes	4.875%	1/22/21	360,000		367,200
Total Brazil					10,012,149
Chile — 0.2%
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		402,318
Colombia — 1.4%
Republic of Colombia	7.375%	9/18/37	2,350,000		2,784,750	(g)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		183,150
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		306,000
Total Colombia					3,273,900
Hungary — 0.3%
Republic of Hungary, Senior Notes	6.250%	1/29/20	750,000		771,906
Indonesia — 1.9%
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	520,000		592,800	(a)
Republic of Indonesia, Senior Bonds	10.250%	7/15/22	7,931,000,000	IDR	978,406
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	4,954,000,000	IDR	626,682
Republic of Indonesia, Senior Bonds	10.250%	7/15/27	5,058,000,000	IDR	592,542
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	975,000		1,058,393	(a)
Republic of Indonesia, Senior Bonds	9.750%	5/15/37	5,998,000,000	IDR	648,305
Total Indonesia					4,497,128
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,470,000	MYR	822,697
Mexico — 0.7%
Mexican Bonos, Bonds	8.000%	6/11/20	11,530,000	MXN	992,301
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	474,354
United Mexican States, Medium-Term Notes	5.625%	1/15/17	160,000		177,200
Total Mexico					1,643,855
Panama — 0.9%
Republic of Panama	7.250%	3/15/15	1,807,000		2,106,962

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	21

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Peru — 1.2%
Republic of Peru	8.750%	11/21/33	310,000		$ 420,050
Republic of Peru, Bonds	7.840%	8/12/20	1,992,000	PEN	809,266
Republic of Peru, Bonds	6.550%	3/14/37	151,000		166,855
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,455,000	(g)
Total Peru					2,851,171
Poland — 1.0%
Republic of Poland, Bonds	5.500%	4/25/15	3,935,000	PLN	1,362,868
Republic of Poland, Senior Notes	6.375%	7/15/19	900,000		1,005,297
Total Poland					2,368,165
Qatar — 0.1%
State of Qatar, Senior Notes	4.000%	1/20/15	250,000		257,500	(a)
Russia — 2.5%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	756,000		781,553	(a)
Russian Foreign Bond-Eurobond	12.750%	6/24/28	42,000		72,895	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	4,436,962		5,142,440	(a)(g)
Total Russia					5,996,888
Turkey — 3.8%
Republic of Turkey, Notes	6.750%	5/30/40	2,095,000		2,105,475
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000		935,813	(g)
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,836,000		5,996,490	(g)
Total Turkey					9,037,778
United Arab Emirates — 0.2%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	320,000		345,046	(a)
Venezuela — 4.1%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,296,000		3,826,360	(a)
Bolivarian Republic of Venezuela	7.650%	4/21/25	233,000		139,567
Bolivarian Republic of Venezuela, Collective Action Securities	1.303%	4/20/11	709,000		705,455	(a)(e)
Bolivarian Republic of Venezuela, Collective Action Securities, Global Senior Bonds	9.375%	1/13/34	1,982,000		1,332,895
Bolivarian Republic of Venezuela, Collective Action Securities, Notes	10.750%	9/19/13	391,000		388,068
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	3,733,000		3,298,105
Total Venezuela					9,690,450
Total Sovereign Bonds (Cost — $59,306,632)					60,473,150

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Security	Rate	Shares	Value
Common Stocks — 1.3%
Consumer Discretionary — 1.2%
Media — 1.2%
Charter Communications Inc., Class A Shares		62,292	$ 2,851,105	*
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
SemGroup Corp., Class A Shares		2,820	90,550	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership		54	24,303	(f)(i)
Nortek Inc.		696	30,972	*
Total Industrials			55,275
Total Common Stocks (Cost — $1,448,828)			2,996,930
Convertible Preferred Stocks — 0.4%
Financials — 0.4%
Diversified Financial Services — 0.4%
Bank of America Corp. (Cost — $933,882)	7.250%	940	943,760
Preferred Stocks — 0.2%
Financials — 0.2%
Commercial Banks — 0.2%
Banesto Holdings Ltd.	10.500%	19,175	481,173	(a)
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	8.250%	11,600	22,620	*(e)
Total Preferred Stocks (Cost — $773,756)			503,793

	Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations	4/15/20	9,125	253,219	*(e)
Buffets Restaurant Holdings	4/28/14	498	5	*(f)(i)
Charter Communications Inc.	11/30/14	641	5,769	*
Jack Cooper Holdings Corp.	12/15/17	496	22,320	*(i)
Nortek Inc.	12/7/14	1,175	8,813	*(f)(i)
SemGroup Corp.	11/30/14	2,968	32,054	*(f)
Turbo Beta Ltd.	11/1/14	1	0	*(f)(i)
Total Warrants (Cost — $16,263)			322,180
Total Investments before Short-Term Investments (Cost — $220,717,245)			233,633,915

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	23

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Short-Term Investments — 1.1%
U.S. Government Agencies — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $24,989)	0.200 - 0.240%	5/9/11	25,000	$ 24,996	(k)(l)
Repurchase Agreements — 1.1%
Morgan Stanley tri-party repurchase agreement dated 2/28/11; Proceeds at maturity — $2,481,010; (Fully collateralized by U.S. government agency obligations, 5.875% due 3/21/11; Market value — $2,531,585) (Cost — $2,481,000)	0.150%	3/1/11	2,481,000	2,481,000
Total Short-Term Investments (Cost — $2,505,989)				2,505,996
Total Investments — 100.0% (Cost — $223,223,234 #)				$236,139,911

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	The maturity principal is currently in default as of February 28, 2011.
(c)	Securities are in default as of February 28, 2011.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Illiquid security (unaudited).
(g)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(j)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(l)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.
‡	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 28, 2011

Western Asset Global Partners Income Fund Inc.

Abbreviations used in this schedule:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
GDP	— Gross Domestic Product
IDR	— Indonesian Rupiah
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
OJSC	— Open Joint Stock Company
PEN	— Peruvian Nuevo Sol
PLN	— Polish Zloty

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	25

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (unaudited)

United States	43.5%
Brazil	6.6
Mexico	5.5
Venezuela	4.2
Russia	4.0
Turkey	3.8
Australia	3.6
Luxembourg	2.3
Colombia	2.2
Indonesia	2.0
Netherlands	1.9
United Kingdom	1.9
Cayman Islands	1.7
Ireland	1.7
Malaysia	1.5
Bermuda	1.2
Peru	1.2
Thailand	1.2
Chile	1.0
Poland	1.0
Canada	0.9
Panama	0.9
France	0.8
Germany	0.7
Qatar	0.7
Kazakhstan	0.6
South Africa	0.5
Marshall Islands	0.4
United Arab Emirates	0.4
Hungary	0.3
Mongolia	0.3
British Virgin Islands	0.2
Guernsey	0.2
Italy	0.2
Norway	0.2
Trinidad and Tobago	0.2
Austria	0.1
India	0.1
Singapore	0.1
Spain	0.1
Sweden	0.1
100.0%

**  As a percentage of total investments. Please note that Fund holdings are as of February 28, 2011 and are subject to change.

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc.

Statement of assets and liabilities (unaudited)

February 28, 2011

Assets:
Investments, at value (Cost — $223,223,234)	$236,139,911
Foreign currency, at value (Cost — $561,724)	571,974
Interest receivable	4,603,650
Receivable for securities sold	1,676,787
Unrealized appreciation on forward foreign currency contracts	7,609
Prepaid expenses	2,861
Other receivables	109
Total Assets	243,002,901

Liabilities:
Loan payable (Note 5)	33,000,000
Payable for open reverse repurchase agreement	20,515,467
Payable for securities purchased	2,277,822
Investment management fee payable	150,269
Unrealized depreciation on forward foreign currency contracts	79,403
Interest payable	38,935
Due to custodian	26,252
Directors’ fees payable	5,920
Deferred foreign capital gains tax	3,741
Payable to broker — variation margin on open futures contracts	2,313
Swaps, at value (net premium received — $0)	822
Accrued expenses	88,794
Total Liabilities	56,189,738
Total Net Assets	$186,813,163

Net Assets:
Par value ($0.001 par value; 15,429,915 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,430
Paid-in capital in excess of par value	205,489,952
Undistributed net investment income	2,598,012
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(34,152,693)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	12,862,462
Total Net Assets	$186,813,163

Shares Outstanding	15,429,915

Net Asset Value	$12.11

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc.	27

Statement of operations (unaudited)

For the Six Months Ended February 28, 2011

Investment Income:
Interest	$10,095,215
Dividends	97,152
Less: Foreign taxes withheld	(21,514)
Total Investment Income	10,170,853

Expenses:
Investment management fee (Note 2)	963,534
Interest expense (Notes 3 and 5)	242,922
Commitment fees	156,414
Audit and tax	35,676
Transfer agent fees	33,635
Shareholder reports	27,813
Legal fees	26,894
Directors’ fees	25,030
Custody fees	16,765
Stock exchange listing fees	10,645
Fund accounting fees	3,259
Insurance	2,551
Miscellaneous expenses	3,047
Total Expenses	1,548,185
Net Investment Income	8,622,668

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	3,609,980
Futures contracts	(207,855)
Foreign currency transactions	(203,005)
Net Realized Gain	3,199,120
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	4,806,787
Futures contracts	18,156
Swap contracts	(4,447)
Foreign currencies	(327,289)
Change in Net Unrealized Appreciation (Depreciation)	4,493,207
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	7,692,327
Increase in Net Assets from Operations	$16,314,995

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc.

Statements of changes in net assets

For the Six Months Ended February 28, 2011 (unaudited) and the Year Ended August 31, 2010	2011	2010

Operations:
Net investment income	$ 8,622,668	$ 18,383,978
Net realized gain (loss)	3,199,120	(749,120)
Change in net unrealized appreciation (depreciation)	4,493,207	23,759,430
Increase in Net Assets From Operations	16,314,995	41,394,288

Distributions to Shareholders From (Note 1):
Net investment income	(8,783,005)	(17,501,221)
Decrease in Net Assets From Distributions to Shareholders	(8,783,005)	(17,501,221)

Fund Share Transactions:
Proceeds for shares issued on reinvestments of distributions (36,397 and 78,416 shares issued, respectively)	443,265	888,158
Increase in Net Assets From Fund Share Transactions	443,265	888,158
Increase in Net Assets	7,975,255	24,781,225

Net Assets:
Beginning of period	178,837,908	154,056,683
End of period*	$186,813,163	$178,837,908
* Includes undistributed net investment income of:	$2,598,012	$2,758,349

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc.	29

Statement of cash flows (unaudited)

February 28, 2011

Cash Flows Provided (Used) by Operating Activities:
Interest and dividends received	$ 9,041,636
Operating expenses paid	(1,360,687)
Interest paid	(290,205)
Net purchases of short-term investments	(842,483)
Realized loss on futures contracts	(207,855)
Realized loss on foreign currency transactions	(203,005)
Net change in unrealized appreciation on futures contracts	18,156
Net change in unrealized depreciation on foreign currencies	(327,289)
Purchases of long-term investments	(74,757,141)
Proceeds from disposition of long-term investments	81,374,415
Change in receivable from/payable to broker — variation margin	11,468
Change in receivable/payable for open forward currency contracts	316,542
Change in other receivables	(109)
Change in deferred foreign capital gains tax	(15,566)
Net Cash Provided By Operating Activities	12,757,877

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(8,339,740)
Due to custodian	26,252
Cash paid on reverse repurchase agreements	(4,319,768)
Net Cash Used By Financing Activities	(12,633,256)
Net Increase in Cash	124,621
Cash, Beginning of year	447,353
Cash, End of year	$ 571,974

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in Net Assets From Operations	$ 16,314,995
Accretion of discount on investments	(1,192,376)
Amortization of premium on investments	131,557
Increase in investments, at value	(3,455,257)
Increase in payable for securities purchased	1,591,514
Increase in interest and dividends receivable	(68,398)
Decrease in other receivables	(109)
Decrease in deferred foreign capital gains tax	(15,566)
Increase in receivable for securities sold	(773,786)
Increase in payable for open forward currency contracts	316,542
Increase in payable to broker — variation margin	11,468
Decrease in prepaid expenses	13,197
Decrease in interest payable	(47,283)
Decrease in accrued expenses	(68,621)
Total Adjustments	(3,557,118)
Net Cash Flows Provided by Operating Activities	$ 12,757,877

Non-Cash Financing Activities:
Proceeds from reinvestment of dividends	$443,265

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc.

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2011[1]	2010	2009	2008	2007	2006

Net asset value, beginning of period	$11.62	$10.06	$11.36	$12.59	$12.93	$13.06

Income (loss) from operations:
Net investment income	0.56	1.21	1.17	1.14	0.93	0.97
Net realized and unrealized gain (loss)	0.50	1.49	(1.33)	(1.39)	(0.32) [2]	(0.14)
Total income (loss) from operations	1.06	2.70	(0.16)	(0.25)	0.61	0.83

Less distributions from:
Net investment income	(0.57)	(1.14)	(1.14)	(0.98)	(0.95)	(0.96)
Total distributions	(0.57)	(1.14)	(1.14)	(0.98)	(0.95)	(0.96)

Net asset value, end of period	$12.11	$11.62	$10.06	$11.36	$12.59	$12.93

Market price, end of period	$12.48	$12.55	$10.23	$10.30	$11.27	$11.77
Total return, based on NAV[3,4]	9.29%	27.90%	2.22%	(2.16)%	4.59%[5]	6.70%
Total return, based on market price[4]	4.19%	35.62%	15.51%	0.11%	3.36%	0.08%

Net assets, end of period (000s)	$186,813	$178,838	$154,057	$173,700	$192,480	$197,724

Ratios to average net assets:
Gross expenses	1.69%[6]	1.91%	2.99%	2.77%	2.96%	3.27%
Gross expenses, excluding interest expense[7]	1.42 [6]	1.56	1.80	1.31	1.31	1.23
Net expenses[8]	1.69 [6]	1.91	2.99	2.77	2.96 [9]	3.27 [9]
Net expenses, excluding interest expense[7,8]	1.42 [6]	1.56	1.80	1.31	1.31 [9]	1.23 [9]
Net investment income	9.40 [6]	10.77	14.10	9.38	7.03	7.25

Portfolio turnover rate	33%	65%	58%	46%	75%	71%

Supplemental data:
Loans Outstanding, End of Period (000s)	$33,000	$33,000	$33,000	$35,000	$35,000	$47,124
Asset Coverage (000s)	$219,813	$211,838	$187,057	$208,700	$227,480	$244,848
Asset Coverage for Loan Outstanding	666%	642%	567%	596%	650%	520%
Weighted Average Loan (000s)	$33,000	$33,000	$33,499	$35,000	$37,657	$56,461
Weighted Average Interest Rate on Loans	0.94%	1.18%	2.96%	4.32%	5.63%	5.90%

1         For the six months ended February 28, 2011 (unaudited).

2         The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. The impact of this reimbursement to net realized and unrealized gain was less than $0.01 per share.

3         Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4         The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5         The impact of the reimbursement of the Fund for the losses incurred, resulting from an investment transaction error, to Fund’s total return was less than 0.01%.

6         Annualized.

7         Ratio includes commitment fees incurred on the line of credit.

8         The impact of compensating balance arrangements, if any, was less than 0.01%.

9         Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	31

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

32	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$163,611,195	$515,840	$164,127,035
Collateralized senior loans	—	2,498,392	—	2,498,392
Convertible bonds & notes	—	983,275	785,400	1,768,675
Sovereign bonds	—	60,473,150	—	60,473,150
Common stocks:	—	—	—	—
Industrials	$ 30,972	—	24,303	55,275
Other common stocks	2,941,655	—	—	2,941,655
Convertible preferred stocks	943,760	—	—	943,760
Preferred stocks	22,620	481,173	—	503,793
Warrants	5,769	285,273	31,138	322,180
Total long-term investments	$3,944,776	$228,332,458	$1,356,681	$233,633,915
Short-term investments†	—	2,505,996	—	2,505,996
Total investments	$3,944,776	$230,838,454	$1,356,681	$236,139,911
Other financial instruments:
Futures contracts	$ 60,542	—	—	$ 60,542
Forward foreign currency contracts	—	$ 7,609	—	7,609
Total other financial instruments	$ 60,542	$ 7,609	—	$ 68,151
Total	$4,005,318	$230,846,063	$1,356,681	$236,208,062

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$49,033	—	—	$49,033
Forward foreign currency contracts	—	$79,403	—	79,403
Interest rate swaps	—	822	—	822
Total	$49,033	$80,225	—	$129,258

†  See Schedule of Investments for additional detailed categorizations.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	33

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

				Common Stocks
Investments In Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Industrials	Warrants	Total
Balance as of August 31, 2010	$ 239,200	$ 745,013	—	$24,303	$ 5	$ 1,008,521
Accrued premiums/ discounts	151	483	$ 2,393	—	—	3,027
Realized gain (loss)	—	—	—	—	—	—
Change in unrealized appreciation (depreciation)[1]	41,776	12,259	341,332	—	22,320	417,687
Net purchases (sales)	491,450	25,495	441,675	—	—	958,620
Transfers into Level 3	—	—	—	—	8,813	8,813
Transfers out of Level 3	(256,737)	(783,250)	—	—	—	(1,039,987)
Balance as of February 28, 2011	$ 515,840	—	$785,400	$24,303	$31,138	$ 1,356,681
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 28, 2011[1]	$ 24,238	—	$341,332	—	$22,320	$ 387,890

1              This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

34	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	35

participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

For average notional amounts of swaps held during the period ended February 28, 2011 see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the

36	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	37

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet

38	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 28, 2011, the Fund held forward foreign currency contracts and interest rate swaps with credit related contingent features which had a liability position of $80,225. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	39

(the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of February 28, 2011, there were $3,741 of capital gains tax liabilities accrued on unrealized gains.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn Western Asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadvisor.

40	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$76,145,433	$203,222
Sales	81,512,145	204,583

At February 28, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$21,474,258
Gross unrealized depreciation	(8,557,581)
Net unrealized appreciation	$12,916,677

At February 28, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury Ultra Long-Term Bonds	16	6/11	$1,916,958	$1,977,500	$ 60,542
Contracts to Sell:
U.S. Treasury 5-Year Notes	63	6/11	7,318,030	7,367,063	(49,033)
Net unrealized gain on open futures contracts					$ 11,509

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2011 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$23,960,437	0.72%	$25,900,220

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.10% to 0.85% during the six months ended February 28, 2011. Interest expense incurred on reverse repurchase agreements totaled $86,708.

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	41

At February 28, 2011, the Fund had the following open reverse repurchase agreements:

Security	Value

Reverse repurchase agreement with Credit Suisse, dated 1/21/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,342,889 Federative Republic of Brazil, 8.000% due 1/15/18; Market value (including accrued interest) $3,969,496

$ 3,361,896
Reverse repurchase agreement with Credit Suisse, dated 1/21/11 bearing 0.650% to be repurchased at an amount and date to be determined, collateralized by: $2,190,000 Republic of Colombia, 7.375% due 9/18/37; Market value (including accrued interest) $2,668,321	2,268,183
Reverse repurchase agreement with Credit Suisse, dated 7/20/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,200,000 Republic of Peru, 7.350% due 7/21/25; Market value (including accrued interest) $1,464,502	1,254,840
Reverse repurchase agreement with Credit Suisse, dated 1/21/11 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,720,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,843,370	1,581,540
Reverse repurchase agreement with Credit Suisse, dated 7/16/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $575,000 Republic of Turkey, 11.875% due 1/15/30; Market value (including accrued interest) $944,301	756,297
Reverse repurchase agreement with Credit Suisse, dated 1/31/11 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $5,296,000 Republic of Turkey, 6.875% due 3/17/36; Market value (including accrued interest) $5,607,597	4,494,186
Reverse repurchase agreement with Credit Suisse, dated 11/10/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $500,000 NET Servicos de Comunicacao SA, 7.500% due 1/27/20; Market value (including accrued interest) $585,919	477,000
Reverse repurchase agreement with Credit Suisse, dated 11/2/10 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $3,945,000 Russian Foreign Bond-Eurobond, 7.500% due 3/31/30; Market value (including accrued interest) $4,696,490	3,645,180
Reverse repurchase agreement with JPMorgan Chase & Co., dated 11/19/09 bearing 0.750% to be repurchased at an amount and date to be determined, collateralized by: $1,050,000 Republic of Argentina, 8.280% due 12/31/33; Market value (including accrued interest) $922,820	989,625
Reverse repurchase agreement with JPMorgan Chase & Co., dated 1/21/11 bearing 0.100% to be repurchased at an amount and date to be determined, collateralized by: $1,757,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $1,924,705	1,686,720
Total reverse repurchase agreements (Proceeds — $20,515,467)	$20,515,467

42	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At February 28, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
New Russian Ruble	JPMorgan Chase Bank	15,454,650	$ 530,609	6/15/11	$ 7,609
Contracts to Sell:
British Pound	Citibank, N.A.	379,002	615,640	5/18/11	(2,196)
British Pound	UBS AG	296,646	481,865	5/18/11	(4,223)
Euro	BNP Paribas S.A.	704,067	970,620	5/18/11	(1,161)
Euro	BNP Paribas S.A.	902,963	1,244,815	5/18/11	(3,078)
Euro	Citibank, N.A.	266,373	367,219	5/18/11	(4,193)
Euro	UBS AG	7,369,684	10,159,767	5/18/11	(64,552)
					(79,403)
Net unrealized loss on open forward foreign currency contracts					$(71,794)

At February 28, 2011, the Fund held the following open swap contracts:

INTEREST RATE SWAPS

Swap Counterparty	Notional Amount	Termination Date	Payments Made by the Fund	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc.	$912,398	1/2/12	BRL-CDI‡	10.510%	—	$(822)*

†	Percentage shown is an annual percentage rate.
‡	Based on the Overnight Brazilian Interbank Deposit Rate. As of February 28, 2011, the Brazilian CETIP Interbank Deposit (CDI) rate was 11.15%.
*	Swap contract is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2011.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$60,542	—	$60,542
Forward foreign currency contracts	—	$7,609	7,609
Total	$60,542	$7,609	$68,151

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	43

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$49,033	—	$49,033
Swap contracts[3]	822	—	822
Forward foreign currency contracts	—	$79,403	79,403
Total	$49,855	$79,403	$129,258

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(207,855)	—	$(207,855)
Forward foreign currency contracts	—	$4,604	4,604
Total	$(207,855)	$4,604	$(203,251)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$18,156	—	$18,156
Swap contracts	(4,447)	—	(4,447)
Forward foreign currency contracts	—	$(316,542)	(316,542)
Total	$13,709	$(316,542)	$(302,833)

During the six months ended February 28, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 2,118,143
Futures contracts (to sell)	7,522,955
Forward foreign currency contracts (to buy)	469,789
Forward foreign currency contracts (to sell)	10,479,637

44	Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts	$912,398

5. Loan

The Fund has a 181-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $55,000,000. Unless renewed, this agreement will terminate on July 12, 2011. The interest on the loan is calculated at a variable rate based on the one month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. Interest expense related to this loan for the period ended February 28, 2011 was $40,563. In addition, the Fund paid a commitment fee on the unused portion of the credit line. For the period ended February 28, 2011, the Fund incurred a commitment fee related to this loan, in the amount of $2,811.

Prior to January 13, 2011, the Fund had a $55,000,000 credit line available pursuant to an amended and restated revolving credit and security agreement, dated November 20, 2006, among the Fund, Panterra Funding LLC (the “Lender”) and Citibank N.A. (“Citibank”) as secondary lender, for which Citibank also acts as administrative agent. This Agreement was terminated by the Fund on January 12, 2011. The loan generally bears interest at a variable rate based on the weighted average interest rates of the commercial paper or LIBOR, plus any applicable margin. Interest expense related to this loan for the period ended January 12, 2011 was $115,651. In addition, the Fund paid a commitment fee on the total credit line available, whether used or unused. For the period ended January 12, 2011, the Fund incurred a commitment fee related to this loan, in the amount of $153,603. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

For the six months ended February 28, 2011, the Fund had an average daily loan balance outstanding of $33,000,000 and the weighted average interest rate was 0.94%. At February 28, 2011, the Fund had $33,000,000 of borrowings outstanding per the current credit agreement.

6. Distributions subsequent to February 28, 2011

On February 14, 2011, the Fund’s Board declared three dividends, each in the amount of $0.095 per share, payable on March 25, 2011, April 29, 2011 and May 27, 2011 to shareholders of record on March 18, 2011, April 21, 2011 and May 20, 2011, respectively.

7. Capital loss carryforward

As of August 31, 2010 the Fund had a net capital loss carryforward of approximately $35,816,131, of which $111,092 expires in 2016, $8,772,042 expires in

Western Asset Global Partners Income Fund Inc. 2011 Semi-Annual Report	45

2017, and $26,932,997 expires in 2018. These amounts will be available to offset any future taxable capital gains.

8. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending August 31, 2012.

46	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company, Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 10 and 11, 2010, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory

Western Asset Global Partners Income Fund Inc.	47

Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate

48	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all leveraged global income closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 ranged from six to ten funds, including the Fund. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2010 was ranked in the second quintile of the funds in the Performance Universe and was significantly better than the Performance Universe median for that period. The Lipper Performance Information further showed that the Fund’s performance for each of the 3- and 5-year periods ended June 30, 2010 was ranked in the third quintile of the funds in the Performance Universe for that period and was at the Performance Universe median and that the Fund’s performance for the 10-year period ended June 30, 2010 was ranked in the first quintile of the funds in the Performance

Western Asset Global Partners Income Fund Inc.	49

University for that period. The Board noted that the small number of funds in the Performance Universe made meaningful performance comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, sub-advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and six other leveraged global income closed-end funds, as classified by Lipper. The seven funds in the Expense Group had average net common share assets ranging from $29.0 million to $1.02 billion. Four of the Performance Universe funds were larger than the Fund and two were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the contractual Management Fee was ranked fifth among the funds in the Expense Group and was worse than the Expense Group median. The Lipper Expense Information also showed that, on the basis of common share assets only, the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the

50	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

managers of the other Expense Group funds) was ranked fifth among the funds in the Expense Group and was worse than the Expense Group median and that the Fund’s actual total expenses were ranked sixth among the funds in the Expense Group and also were worse than the Expense Group median. On the basis of both common share and leveraged assets, the Lipper Expense Information showed that the Fund’s actual Management Fee was ranked third among the funds in the Expense Group and was better than the Expense Group median and that its actual total expenses were ranked sixth among the funds in the Expense Group and were worse than the Expense Group median. With respect to the Fund’s contractual Management Fee, the Manager noted that the Fund’s common share assets were significantly smaller than the average Expense Group size of $297 million, with one Expense Group fund having assets of more than $1 billion, distorting the comparison. Actual total expenses on common and leveraged assets were higher than the Expense Group median due to higher investment-related expenses than other Expense Group funds. In this regard, the disparity in investment-related expenses was driven by commitment fees on the unused portion of the Fund’s borrowing arrangements. The Manager noted that negotiations with alternative lenders were underway.

At the Contract Renewal Meeting, the Board considered and approved a request (the “Cost Allocation Request”) from the Manager to allocate to the Fund certain fund accounting and financial reporting costs, previously paid by the Manager on a voluntary basis, in line with industry practice and the terms of the Management Agreement. In doing so, the Board reviewed supporting information and analyses provided by the Manager, including information and analyses as to the impact of the Cost Allocation Request on Fund expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than

Western Asset Global Partners Income Fund Inc.	51

those paid by the Legg Mason Open-end Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2010 and March 31, 2009. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had increased by 8 percent over the period covered by the analysis. The Manager presented information to the Board showing that the Cost Allocation Request would increase profitability slightly. The Board concluded that profitability remained at a level which was not excessive in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of

52	Western Asset Global Partners Income Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset Global Partners Income Fund Inc.	53

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Partners Income Fund Inc. was held on December 10, 2010, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Daniel P. Cronin	12,186,170	511,921
Riordan Roett	12,152,098	545,993

At February 28,2011, in addition to Daniel P. Cronin and Riordan Roett, the other Directors of the Fund were as follows:

Carol L. Colman
Paolo M. Cucchi
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Jeswald W. Salacuse

54	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the

Western Asset Global Partners Income Fund Inc.	55

distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

56	Western Asset Global Partners Income Fund Inc.

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any

Western Asset Global Partners Income Fund Inc.	57

other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset

Global Partners Income Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

Officers

R. Jay Gerken, CFA
President and Chief Executive Officer

Kaprel Ozsolak
Chief Financial Officer

Ted P. Becker
Chief Compliance Officer

John Chiota
Identity Theft Protection Officer

Robert I. Frenkel
Secretary and Chief Legal Officer

Thomas Mandia
Assistant Secretary

Steven Frank
Treasurer

Jeanne M. Kelly
Senior Vice President

Western Asset Global Partners Income Fund Inc.

55 Water Street
New York, NY 10041

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

GDF

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WAS04030 4/11 SR11-1351

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)       The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)       There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Partners Income Fund Inc.

Date:	April 25, 2011